UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

December 17, 2004 (December 15, 2004)
Date of report (Date of earliest event reported)

Commission File Number	Name of Registrant State of Incorporation Address of Principal Executive Offices and Telephone Number	IRS Employer Identification Number
1-267	ALLEGHENY ENERGY, INC. (A Maryland Corporation) 800 Cabin Hill Drive Greensburg, Pennsylvania 15601 Telephone (724) 837-3000	13-5531602
333-72498	ALLEGHENY ENERGY SUPPLY COMPANY, LLC (A Delaware Limited Liability Company) 4350 Northern Pike Monroeville, Pennsylvania 15601 Telephone (412) 858-1600	23-3020481

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets.

        On December 15, 2004, Allegheny Energy Supply, LLC (“AE Supply”), a subsidiary of Allegheny Energy, Inc. (“Allegheny Energy” and together with AE Supply, “Allegheny”), completed the disposition of its subsidiary, Allegheny Energy Supply Lincoln Generating Facility, LLC (the “Company”) pursuant to an agreement, dated September 27, 2004 (as amended, the “Agreement”), with Grant Peaking Power, LLC (“Grant”), Colbath Acquisition, LLC (“Colbath”) and ArcLight Energy Partners Fund II, L.P. (“ArcLight Energy Partners Fund”). Colbath is an affiliate of Tyr Capital, LLC. Grant purchased 90% of the member interests in the Company and Colbath purchased 10% of the member interests of the Company, for an aggregate purchase price of $175.1 million in cash, subject to certain post-closing adjustments (the “Purchase Price”). In addition, AE Supply assigned an associated tolling agreement to the Company. The Purchase Price was determined by arms’-length negotiation and is reflected in a formula set forth in the Agreement, which was filed as Exhibit 10.1 to Allegheny Energy’s combined Quarterly Report on Form 10-Q filed on November 4, 2004 and is incorporated herein by reference.

        The Company’s assets include the 672 megawatt natural gas-fired Lincoln Generating Facility, located in Manhattan, Illinois. Proceeds from the sale will be used to repay debt. A copy of the press release relating to the sale of the Lincoln Generating Facility is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

        Grant and ArcLight Energy Partners Fund are affiliates of ArcLight Capital Partners, LLC. On August 4, 2004, Allegheny Energy announced that its subsidiary, Monongahela Power Company, had signed a definitive agreement to sell its natural gas operations in West Virginia to a partnership that includes affiliates of ArcLight Capital Partners, LLC.

Item 9.01	Financial Statements and Exhibits

(c)	Exhibits

Exhibit Number	Description
10.1	Purchase Agreement, dated September 27, 2004, between Allegheny Energy Supply Company, LLC, Grant Peaking Power, LLC and ArcLight Energy Partners II, L.P.
99.1	Press release issued by Allegheny Energy, Inc. on December 15, 2004 announcing the sale of the Lincoln Generating Facility.

SIGNATURES

                    Pursuant to the requirements of the Securities Exchange Act of 1934, each of the registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 17, 2004	ALLEGHENY ENERGY, INC. BY: /S/ JEFFREY D. SERKES —————————————— Name: Jeffrey D. Serkes Title: Senior Vice President and Chief Financial Officer

Dated: December 17, 2004	ALLEGHENY ENERGY SUPPLY COMPANY, LLC BY: /S/ JEFFREY D. SERKES —————————————— Name: Jeffrey D. Serkes Title: Vice President

EXHIBIT INDEX

Exhibit Number	Description
10.1	Purchase Agreement, dated September 27, 2004, between Allegheny Energy Supply Company, LLC, Grant Peaking Power, LLC and ArcLight Energy Partners II, L.P. (incorporated by reference to Exhibit 10.2 to Allegheny Energy, Inc.'s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2004, filed on November 4, 2004).
99.1	Press release issued by Allegheny Energy, Inc. on December 15, 2004 announcing the sale of the Lincoln Generating Facility (filed herewith).